Pension and Other Postretirement Employee Benefits (OPEB) Plans (Projected Benefit Obligation (PBO) and Accumulated Benefit Obligation (ABO) in Excess of the Fair Value of Plan Assets) (Details) - Pension Plan [Member] - USD ($)
$ in Millions
	Dec. 31, 2017	Dec. 31, 2016
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligations	$ 163	$ 144
Accumulated benefit obligation	157	136
Plan assets	$ 128	$ 117